UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2015

PERSEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32526	75-1590407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2188 West 2200 South
Salt Lake City, Utah 84119
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (801) 972-5555

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Underwriting Agreement

On July 29, 2015, Perseon Corporation (the “Company”), in connection with a public offering (the “Offering”) of common stock of the Company, $0.001 par value per share (“Common Stock”), together with warrants to purchase shares of common stock of the Company, entered into an underwriting agreement (the “Underwriting Agreement”) with Maxim Group LLC as underwriter, pursuant to which the Company agreed to sell 5,750,000 shares of Common Stock and warrants to purchase 11,500,000 shares of Common Stock (the “Warrants”) at a public offering price of $.90 per share of Common Stock and two Warrants, on a firm commitment basis, for gross proceeds of approximately $5,175,000. The Warrant has an exercise price of $0.99 per share of Common Stock.

The Underwriting Agreement includes a 45-day option for the underwriters to purchase up to an additional 862,500 shares of Common Stock and/or Warrants to purchase up to an additional 1,725,000 shares of Common Stock. Prior to the closing of the Offering, the underwriter partially exercised this option and received additional Warrants to purchase 1,725,000 shares of Common Stock for additional gross proceeds of $17,250.

The Underwriting Agreement also contains representations, warranties, indemnifications and other provisions customary for transactions of this nature.

A form of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the Underwriting Agreement, as amended, is qualified in its entirety by reference to the full text of the Underwriting Agreement. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Underwriting Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Underwriting Agreement.

Underwriter’s Warrant

Pursuant to the Underwriting Agreement, the Company, in connection with the Offering, agreed to issue to Maxim Group LLC a warrant for the purchase of 287,500 shares of Common Stock (the “Underwriter’s Warrant”). The Underwriter’s Warrant is exercisable commencing 180 days from July 29, 2015 and expires July 29, 2020.  The Underwriter’s Warrant has an exercise price $0.99 per share of Common Stock.

A form of the Underwriter’s Warrant is attached hereto as Exhibit 1.2 and is incorporated herein by reference. The foregoing description of the Underwriter’s Warrant is qualified in its entirety by reference to the full text of the form of the Underwriter’s Warrant.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Form of Underwriting Agreement (incorporated by reference to Exhibit 1.1 to the Company’s Registration Statement on Form S-1 filed on July 27, 2015 (File No. 333-203592)).

1.2	Form of Underwriter’s Warrant (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-1 filed on July 27, 2015 (File No. 333-203592)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERSEON CORPORATION

Date: August 4, 2015	By:	/s/ William S. Barth
William S. Barth
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Form of Underwriting Agreement (incorporated by reference to Exhibit 1.1 to the Company’s Registration Statement on Form S-1 filed on July 27, 2015 (File No. 333-203592)).

1.2	Form of Underwriter’s Warrant (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-1 filed on July 27, 2015 (File No. 333-203592)).